SCHEDULE 14A
                                 (Rule 14a-101)
         INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
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                                   Securities
                  Exchange Act of 1934
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   Check the appropriate box:
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      permitted by Rule 14a-6(e)(2))
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   |_|Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12

                    Corgenix Medical Corporation
-------------------------------------------------------------------
          (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
   |X|No fee required.
   |_|Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
   (1)Title of each class of securities to which transaction applies:


   (2)Aggregate number of securities to which transaction applies:


   (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)Proposed maximum aggregate value of transaction:


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   |_|Fee paid previously with preliminary materials.


   |_|Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

   (1)Amount Previously Paid:


   (2)Form, Schedule or Registration Statement No.:


   (3)Filing Party:


   (4)Date Filed:

                         CORGENIX MEDICAL CORPORATION
                               12061 Tejon Street
                              Westminster, CO 80234


                            NOTICE OF ANNUAL MEETING

Dear Corgenix Shareholder:

On Tuesday, January 16, 2001, Corgenix Medical Corporation ("Corgenix") will hold its 2000 Annual Meeting of Shareholders at its corporate offices located at 12061 Tejon Street, Westminster, Colorado, USA. The meeting will begin at 9:00 a.m. Mountain Standard Time.

Only shareholders who owned stock at the close of business on December 1, 2000 can vote at this meeting or any adjournments that may take place. At the meeting we will:

1.    Vote to elect a Board of Directors;

2. Vote to approve an amendment to the Articles of Incorporation of Corgenix to increase the authorized capital stock from 20,000,000 to 40,000,000 shares of common stock; and

3. Attend to other business properly presented at the meeting.

Your Board of Directors recommends that you vote in favor of the two proposals outlined in this proxy statement.

At the meeting, we will also report on Corgenix's 2000 business results and other matters of interest to shareholders.

The approximate date of mailing of this proxy statement and the proxy card(s) is on or about December 12, 2000. Corgenix's 2000 Annual Report on Form 10-KSB is also enclosed with this proxy statement.

A PROXY STATEMENT AND PROXY ARE ENCLOSED. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOU PROMPTLY FILL IN, SIGN, DATE AND MAIL THE PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED UPON.

By order of the Board of Directors

CORGENIX MEDICAL CORPORATION


S/ Douglass T. Simpson
----------------------
Douglass T. Simpson,
President
December 12, 2000

                              QUESTIONS AND ANSWERS

1.         Q:   What may I vote on?

           A: You may vote on each of the following two proposals:

                (a)  The  election  of  nominees to serve
                     on our Board of Directors;
                (b)  The   approval  of  an   amendment   to  the   Articles  of
                     Incorporation of Corgenix authorizing an increase in the number of common shares from 20,000,000 to 40,000,000.

2.         Q:   How does the  Board  recommend  I vote on
                the proposals?

           A:   The Board  recommends  a vote FOR each of
                the  nominees;   and  FOR  the  amendment
                authorizing an increase in the number of authorized shares.

3.         Q:   Who is entitled to vote?

           A:   Shareholders  as of the close of business
                on  December  1, 2000 (the  Record  Date)
                are   entitled  to  vote  at  the  Annual
                Meeting.

4.         Q:   How do I vote?

           A:   Sign and date the proxy card you  receive
                and  return it in the  prepaid  envelope.
                If you return your signed  proxy card but
                do not mark  the  boxes  showing  how you
                wish to vote,  your  shares will be voted
                FOR  the  two  proposals.  You  have  the
                right to  revoke  your  proxy at any time
                before the meeting by:

                (a)  notifying our Corporate Secretary;
                (b)  voting in person; or
                (c)  returning a later-dated proxy card.

5.         Q:   How does discretionary authority apply?

           A: If you sign your proxy card, but do not make any selections, you give authority to Douglass T. Simpson, President, to vote on the proposals and any other matter that may arise at the meeting.

6.         Q:   Is my vote confidential?

           A: Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to Computershare Investor Services and handled in a manner that protects your voting privacy. Your vote will not be disclosed except:

                (a)  as needed  to  permit  Computershare
                     Investor  Services to  tabulate  and
                     certify the vote;
                (b)  as required by law; or
                (c)  in limited  circumstances  such as a
                     proxy  contest in  opposition to the
                     Board.

                Additionally, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

7.         Q:   What  does it mean if I get more than one
                proxy card?

           A:   If    your    shares    are    registered
                differently  and  are in  more  than  one
                account,  you will  receive more than one
                proxy  card.  Sign and  return  all proxy
                cards to  ensure  that  your  shares  are
                voted.  We  encourage  you  to  have  all
                accounts  registered in the same name and
                address  (whenever  possible).   You  can
                accomplish   this   by   contacting   our
                transfer  agent,  Computershare  Investor
                Services at (303) 235-5300.

8.         Q:   How many shares can vote?

           A:   As of the Record Date,  December 1, 2000,
                17,441,174  shares of common  stock  were
                issued     and     outstanding.     Every
                shareholder of common stock is entitled to one vote for each share held.

9.         Q:   What is a "quorum"?

           A:   A   "quorum"   is  a   majority   of  the
                outstanding  shares.  They may be present
                at the meeting or  represented  by proxy.
                There  must be a quorum  for the  meeting
                to be held,  and a proposal  must receive
                more than 50% of the shares  voting to be
                adopted.   If  you   submit  a   properly
                executed proxy card,  even if you abstain
                from voting,  then you will be considered
                part    of    the    quorum.     However,
                abstentions  are not counted in the tally
                of votes  FOR or  AGAINST a  proposal.  A
                WITHHELD   vote   is  the   same   as  an
                abstention.

10.        Q:   Who can attend the Annual Meeting?

           A: All shareholders on December 1, 2000 can attend.

11.        Q:   How will voting on any other  business be
                conducted?

           A:   Although  we do not know of any  business
                to  be  considered  at  the  2000  Annual
                Meeting    other   than   the   proposals
                described in this proxy statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to Douglass T. Simpson, President, to vote on such matters at his discretion.

12.        Q:   What   percentage   of   stock   do   the
                           directors and officers own?

           A:   On June 30, 2000,  approximately 17.0% of
                our   common   stock  was  owned  by  the
                directors  and   executive   officers  of
                Corgenix  on that date.  On  December  1,
                2000, approximately 17.0% of our common stock was owned by the directors and executive officers of Corgenix on that date.

13.        Q:   Who    are    the    largest    principal
                shareholders?

           A: As of June 30, 2000, Corgenix believes that the following shareholders owned more than 5% of our issued and outstanding common stock:

                Dr.  Luis R.  Lopez,  Chairman  and Chief
                Executive   Officer  of  Corgenix  (12061
                Tejon   Street,   Westminster,   Colorado
                80234) owned 2,161,762 shares or 12.4%;

                Raul  Diez   Canseco   (c/o   Corgenix,   12061  Tejon   Street,
                Westminster, Colorado 80234) owned 1,123,221 shares or 6.4%;

                Jana Hartinger Mazzini (c/o Corgenix, 12061 Tejon Street, Westminster, Colorado 80234) owned 1,095,788 shares or 6.3%; and

                Leland P. Snyder (c/o Corgenix, 12061 Tejon Street, Westminster, Colorado 80234) owned 1,023,997 shares or 5.9%.


14.        Q:   Can a shareholder  nominate someone to be
                             a director of Corgenix?

           A: As a shareholder, you may recommend any person as a nominee for director of Corgenix by writing to the Board of Directors, c/o Corgenix Corporation, 12061 Tejon Street, Westminster, Colorado 80234.

                We must receive any recommendations by September 1, 2001 for the 2001 Annual Meeting and should include:

                o the name,  residence  and  business
                  address of the nominating shareholder;

                o a  representation  that the  shareholder is a record holder of
                  Corgenix stock or holds Corgenix stock through a broker and the number and class of shares held;

               o a representation that the shareholder intends to appear in person or by proxy at the meeting of the shareholders to nominate the individual(s) if the nominations are to be made at a shareholder meeting;

               o information regarding each nominee that would be required to be included in a proxy statement;

               o  a description of any  arrangement or
                  understanding between and among the
                  shareholder  and each and every nominee;
                  and

               o the written consent of each nominee to serve as a director, if elected.


15.        Q:   How  much  did  this  proxy  solicitation
           cost?

           A:   The  total  cost  is   estimated   to  be
                $10,000,    which   includes    estimated
                out-of-pocket     expenses.    We    also
                reimburse   brokerage  houses  and  other
                custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

                            PROPOSALS YOU MAY VOTE ON


Abstentions or votes withheld on any of the following proposals will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast.


1.    ELECTION OF DIRECTORS

      There are three nominees for election this year. Detailed information on each nominee is provided on pages 7 to 8. If any director is unable to stand for re-election, the Board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

      Your Board unanimously recommends a vote FOR each of these nominees for directors.


2.    APPROVAL  OF  AN  AMENDMENT  TO  THE  CORPORATION'S
      ARTICLES  OF  INCORPORATION  TO  INCREASE  THE
      AUTHORIZED SHARES OF COMMON STOCK

      Article FOURTH of the Articles of Incorporation of Corgenix specifies that the number of shares of capital stock shall be 20,000,000 shares, par value $.001 per share designated as common stock, and 5,000,000 shares, par value $.001 per share designated as preferred stock. The amendment will increase the number of shares of common stock authorized to 40,000,000 shares, par value $.001.

      Your Board unanimously recommends a vote FOR the approval of the amendment increasing the number of authorized shares of common stock.

                               GENERAL INFORMATION

Corgenix Medical Corporation, a Nevada corporation ("Corgenix or the "Company"), is a diagnostic biotechnology company whose principal focus has been the discovery and development of diagnostic markers for the detection and management of important immunological disorders. Until May 22, 1998, our business was conducted by and under the name of REAADS Medical Products, Inc., a Delaware corporation ("REAADS"). On May 22, 1998, REAADS became a subsidiary of Corgenix, and its name was changed to Corgenix, Inc. when its wholly owned subsidiary merged with and into REAADS (the "Merger"). Corgenix was incorporated under the name Benjun Chemicals Inc. on April 22, 1994 as a wholly owned subsidiary of Superior Equities Limited (the "Predecessor"). The Predecessor was incorporated on April 9, 1985 under the laws of the Province of British Columbia, Canada.

Our principal offices are located at 12061 Tejon Street, Westminster, Colorado 80234, and our telephone number is (303) 457-4345.

                              AVAILABLE INFORMATION

We file reports, proxy materials and other information with the Securities and Exchange Commission (the "Commission"). These reports, proxy materials and other information concerning Corgenix can be inspected and copied at the Public Reference Section maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; The Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and at Seven World Trade Center, Suite 1300, New York, New York 10048. Copies can be obtained by mail from the Commission at prescribed rates from the Public Reference Section of the Commission at its principal office in Washington D.C. The Commission also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants (including Corgenix) that file electronically with the Commission.

                                   PROPOSAL 1
           ELECTION OF THE BOARD OF DIRECTORS

Introduction

Three individuals have been nominated to be elected at the Annual Meeting to serve as directors until the next Annual Meeting of the shareholders and until their successors have been elected and qualified. Information about each nominee is given below.

Nominees

LUIS R. LOPEZ, M.D.
Age:  52
Director since 1998

Dr. Lopez has served as the Chief Executive Officer and Chairman of the Board of Directors of Corgenix since May 1998 and of Corgenix's operating subsidiary since it was founded in July 1990. From 1987 to 1990, Dr. Lopez was Vice President of Clinical Affairs at BioStar Medical Products, Inc., a Boulder, Colorado diagnostic firm. From 1986 to 1987 he served as Research Associate with the Rheumatology Division of the University of Colorado Health Sciences Center, Denver, Colorado. From 1980 to 1986 he was Professor of Immunology at Cayetano Heredia University School of Medicine in Lima, Peru, during which time he also maintained a medical practice with the Allergy and Clinical Immunology group at Clinica Ricardo Palma in Lima. From 1978 to 1980 Dr. Lopez held a fellowship in Clinical Immunology at the University of Colorado Health Sciences Center. He received his M.D. degree in 1974 from Cayetano Heredia University School of Medicine in Lima, Peru. He is a clinical member of the American College of Rheumatology, and a corresponding member of the American Academy of Allergy, Asthma and Immunology. Dr. Lopez is licensed to practice medicine in Colorado, and is widely published in the areas of immunology and autoimmune disease.

DOUGLASS T. SIMPSON
Age:  52
Director since 1998

Mr. Simpson has been the President of Corgenix since May 1998 and was elected a director in May 1998. Mr. Simpson joined Corgenix's operating subsidiary as Vice President of Business Development in 1992, was promoted to Vice President, General Manager in 1995, to Executive Vice President in 1996 and then to President in February 1998. Prior to joining Corgenix's operating subsidiary, he was a Managing Partner at Venture Marketing Group in Austin, Texas, a health care and biotechnology marketing firm, and in that capacity, served as a consultant to REAADS from 1990 until 1992. From 1984 to 1990 Mr. Simpson was employed by Kallestad Diagnostics, Inc. (now Sanofi Diagnostics Pasteur), one of the largest diagnostic companies in the world, where he served as Vice President of Marketing, in charge of all marketing and business development for this $200 million medical diagnostics company. Mr. Simpson holds B.S. and M.S. degrees in Biology and Chemistry from Lamar University in Beaumont, Texas.

BRIAN E. JOHNSON
Age:  50
Director since 1998

Mr.  Johnson was  appointed  as a director of Corgenix in
May  1998.  Mr.  Johnson  has  served  as a  director  of
Corgenix's   operating   subsidiary  since  1993.  He  is
Chief Financial  Officer of New Global  Telecom,  Inc., a
Denver  based  telecommunications  company.  He served as
Senior  Vice  President -- Field  Service and Senior Vice
President-- Dealer  Development  and  Acquisitions at ADT
Security  Systems,  then the world's largest  provider of
electronic  security  services,  from 1996 to 1997.  From
1993 to 1995 he was  Executive  Vice  President and Chief
Financial    Officer   of   Alert    Centre,    Inc.,   a
Denver-based,   publicly   traded   electronic   security
services  company,  which was acquired by ADT in December
1995.  From 1990  through  1993 Mr.  Johnson was Managing
Partner  at  Barnes   Johnson  &   Associates,   a  small
investment  banking and consulting  firm  specializing in
corporate  finance  and  acquisitions.   Previously,   he
served as chief  financial  officer and a director of two
publicly  traded  companies   involved  in  oil  and  gas
exploration and cable television. Mr. Johnson began his career with Arthur Andersen & Company in Denver.
He received a B.A. in Economics from Muskingum College in Ohio, a J.D. from the University of Colorado School of Law and an LL.M. in Taxation from the University of Denver Graduate Program in Taxation.


            Votes Required to Elect Directors

The affirmative vote of a majority of the shares of common stock represented and voting at the meeting assuming a quorum is present is needed to elect a director. Abstentions and votes withheld as to a director will have the same effect as voting against the director.

                              BOARD AND COMMITTEES

Structure and Operation of the Board: You should know the following information about the structure of the board and its operations:

o Each director serves for a term of one year or until the director's successor is duly elected, appointed or seated.

o The Board currently consists of one outside director (the "Outside Director"), the Chief Executive Officer and the President (the Chief Operating Officer).

o          None of the directors has a consulting arrangement with Corgenix.

o The Board usually meets as required, both in scheduled meetings and conference telephone calls, and in Corgenix's 2000 fiscal year, the Board met and/or took action by unanimous consent on seven occasions.

Structure and Operation of the Committees: The full Board considers all major decisions of Corgenix. However, the Board has established the following two standing committees, both of which is chaired by the Outside Director. You should know the following information about the operations of the two Committees of the Board of Directors:

o The Audit Committee currently consists of the Outside Director and the President and its functions include:

o making recommendations to the Board regarding the selection of independent auditors,

o reviewing the results and scope of the audit and other services provided by Corgenix's independent auditors, and

o          reviewing  and  evaluating   Corgenix's  audit  and
           control functions.

o The Compensation Committee currently consists of the Outside Director and its functions include:

o          reviewing  and   recommending  for  Board  approval
           compensation for executive officers, and

o making policy decisions concerning salaries and incentive compensation for employees and consultants of Corgenix.

Director Compensation: The non-executive member of the Board of Directors currently receives an annual stock grant for service on the Board. The Outside Director may be reimbursed for certain expenses in connection with attendance at Board and committee meetings. For fiscal year 2000, the Outside Director has received 20,000 shares.

Technical    and    Scientific     Advisors:     Corgenix
periodically  draws on the expertise of several  advisors
and  consultants  in fields related to its technology and
markets.   Corgenix  has  a  Scientific   Advisory  Board
currently  consisting  of Dr. Luis Lopez and Dr.  Douglas
Triplett.  These  members  are  available  to Corgenix as
needed on an  individual  basis to  provide  advice  with
respect   to   clinical   medicine   and  other   matters
requiring     scientific    and    clinical    expertise.
Non-employee members of the Scientific Advisory Board are compensated for their participation on this board.

                                   MANAGEMENT

Directors and Executive Officers

The following table sets forth certain information with respect to the directors and executive officers of Corgenix as of June 30, 2000:

 ----------------------------------------------------------

 Name                   Age   Position
 ----------------------------------------------------------
 ----------------------------------------------------------

 Luis R.  Lopez,  M.D.   52   Chief  Executive  Officer and
 (1)                          Chairman
 ----------------------------------------------------------
 ----------------------------------------------------------

 Douglass  T.  Simpson   52   President,   Chief  Operating
 (1)                          Officer
 ----------------------------------------------------------
 ----------------------------------------------------------

 W.  George   Fleming,   69   Vice President,
 Ph.D. (1)                    International Operations
 ----------------------------------------------------------
 ----------------------------------------------------------

 Ann L Steinbarger (1)   47   Vice  President,   Sales  and
                              Marketing
 ----------------------------------------------------------
 ----------------------------------------------------------

 Taryn G. Reynolds (1)   41   Vice President, Technology
 ----------------------------------------------------------
 ----------------------------------------------------------

 Catherine   A.  Fink,   35   Vice    President,    General
 Ph.D. (1)                    Manager
 ----------------------------------------------------------
 ----------------------------------------------------------
 Nanci Dexter            35   Director   of   Quality   and
                              Regulatory Affairs
 Tammy Buckner           35
                              Technical Director
 ----------------------------------------------------------
 ----------------------------------------------------------
 Frances E. Flanagan     48   Director of Manufacturing

 Brian E. Johnson        50   Director

 Douglas A.  Triplett,   57   Chairman, Scientific
 M.D.                         Advisory Board
 ----------------------------------------------------------

(1)   Executive Officer

Luis   R.   Lopez,    M.D.   Dr.   Lopez'    biographical
information is on page 7 of this proxy statement.

Douglass   T.   Simpson.   Mr.   Simpson's   biographical
information is on page 7 of this proxy statement.

W. George Fleming, Ph.D., has been the Vice President, International Operations, of Corgenix since May 1998.
Dr. Fleming joined Corgenix's operating subsidiary as Director of European Operations in 1992, after serving
as  a  consultant  in   international   distribution   to
Corgenix   from  1990  to  1992.   He  was   promoted  to
Managing Director,  European  Operations,  and in 1996 to
Vice   President,   International.   Prior   to   joining
Corgenix's  operating  subsidiary,   Dr.  Fleming  was  a
director  of  Unilever's  Medical  Products  Group in the
UK,  a(pound)41  million  health  care  company.   He  joined
Oxoid,  a subsidiary  of Brooke Bond in 1968,  serving in
a  number  of   management   positions   leading  to  his
appointment as Director of Marketing in 1976, managing their growth up to(pound)31 million in 1985, when it was acquired by Unilever. Dr. Fleming received a B.Sc.
degree  from   Queens   University,   Belfast,   Northern
Ireland, and a Ph.D. in Business Administration from Fairfax University, Baton Rouge, Louisiana.

Ann L.  Steinbarger  has been the Vice  President,  Sales
and   Marketing,   of  Corgenix   since  May  1998.   Ms.
Steinbarger  joined  Corgenix's  operating  subsidiary in
January  1996  as Vice  President,  Sales  and  Marketing
with  responsibility  for  its  worldwide  marketing  and
distribution  strategies.   Prior  to  joining  Corgenix,
Ms.    Steinbarger   was   with    Boehringer    Mannheim
Corporation,  Indianapolis,  Indiana,  a $200 million IVD
company.  At  Boehringer  from 1976 to 1996,  she  served
in a series of increasingly  important  sales  management
positions.   Ms.  Steinbarger  holds  a  B.S.  degree  in
Microbiology  from Purdue  University in West  Lafayette,
Indiana.

Taryn G.  Reynolds has been a Vice  President of Corgenix
since   May  1998.   Mr.   Reynolds   joined   Corgenix's
operating  subsidiary in 1992,  serving first as Director
of  Administration,   then  as  Managing  Director,  U.S.
Operations.  He has served as Vice President,  Operations
and in 1999,  became Vice  President,  Technology.  Prior
to  joining   Corgenix,   Mr.   Reynolds  held  executive
positions  at  Brinker  International,  MJAR  Corporation
and  M&S  Incorporated,   all  Colorado-based   property,
operational and financial management firms.

Catherine A. Fink,  Ph.D.,  was elected  Vice  President,
General  Manager of the  Company on October 7, 1999.  She
had been Corgenix's  Executive  Scientific Director since
May  1998.   Dr.   Fink   joined   Corgenix's   operating
subsidiary   in  1996  as  Director   of   Research   and
Development    with     responsibility     for    product
development,  and  in  1997  was  promoted  to  Executive
Scientific  Director  with  additional   responsibilities
for  Quality  Control.  She chairs  Corgenix's  technical
committee.  Prior  to  joining  Corgenix,  Dr.  Fink  was
with DDx, Inc., a Denver,  Colorado based  privately-held
biotechnology  firm from 1994 until  1996,  and from 1993
to  1994  was  Product  Development  Manager  at  Trinity
Biotech  plc.,  an  Irish  biotechnology   company  which
develops  and  manufactures  rapid saliva and blood based
diagnostic  tests.  From  1990  to  1993,  she  was  with
Biosyn  Ltd.  (Belfast),  a  manufacturer  of  diagnostic
tests  for  medical  and  veterinary  applications.   Dr.
Fink  received  a B.Sc.  (with  Honors)  from  University
College Dublin, and a Ph.D. in immunology from the National University at Ireland.

Nanci Dexter has been Corgenix's Director of Quality and Regulatory Affairs since May 1998. Ms. Dexter joined the Company's operating subsidiary as Director of Quality and Regulatory Affairs in 1997. From 1996 to 1997, she was Director of Regulatory Affairs and Quality Assurance at In-X Corporation, a Denver based medical device company, and from 1993 to 1996, was Manager of Quality Assurance and Quality Control at Cortech, Inc., a Denver biopharmaceutical company. From 1987 to 1993, Ms. Dexter was with Marquest Medical Products, Inc. (Englewood, Colorado) where she held several positions, including Manager of Corporate Document Control. She has a BS degree in Business Administration from Colorado State University (Ft Collins, Colorado), and is a member of numerous professional organizations including the American Society for Quality Control, Regulatory Affairs Professionals Society, Society of Quality Assurance and the Colorado Medical Device Association. Ms. Dexter is a Certified Quality Auditor.

Frances  E.  Flanagan   joined   Corgenix  in  September  1999  as  Director  of
Manufacturing. From 1983 to 1986, she held positions in research, product development and technical support at Baxter Travenol in Cambridge, Massachusetts. From 1986 to 1999, she was a senior scientist and supervisor at PerSeptive Biosystems, Inc., a subsidiary of Perkin-Elmer Corporation in
Framingham, Mass. She has a B.S. degree in Biology from the University of Massachusetts.

Brian E. Johnson Mr. Johnson's biographical information is on page 8 of this proxy statement.

Douglas  A.  Triplett,  M.D.,  has  been  an  advisor  to
Corgenix's   operating   subsidiary  since  1991.  He  is
Vice  President  and  Director of Medical  Education  and
Director  of  Hematology  for Ball  Memorial  Hospital in
Muncie,   Indiana.   Since   1980  he  has  also  been  a
Professor of Pathology,  and since 1981  Assistant  Dean,
of   Indiana   University   School   of   Medicine.    He
previously    served    as    the    Director    of   the
Hematopathology   Program  at  Ball  Memorial   Hospital,
Associate  Professor of  Pathology at Indiana  University
School  of  Medicine   and  Chief  of  Pathology  at  the
Raymond  W. Bliss Army  Hospital.  A graduate  of Indiana
University  School of Medicine,  Dr. Triplett is Chairman
of the Coagulation  Resource  Committee of the College of
American  Pathologists  and Co-Chairman of the Scientific
Subcommittee   of   the   International    Committee   on
Thrombosis and Hemostasis:  Lupus  Anticoagulants.  He is
certified   by  the   American   Board  of  Pathology  in
Anatomic   and   Clinical   Pathology,   Hematology   and
Transfusion  Medicine.  Dr.  Triplett  received  the 1989
Medal of the American Society of Clinical Pathologists.

                             EXECUTIVE COMPENSATION

Compensation

The following table shows how much compensation was paid by Corgenix's operating subsidiary for the last three fiscal years to Corgenix's Chief Executive Officer and each other executive officer whose total annual salary and bonus exceeded $100,000 for services rendered to the subsidiary during such fiscal years (collectively, the "Named Executive Officers").

                   Summary Compensation Table


                               Annual Cash    Long-Term
                               Compensation  Compensation
                               -----------------------
                                             Options
  Name and Principal   Fiscal                (# of
       Position         Year   Salary        Shares)
 -----------------------------------------------------
 Dr. Luis R. Lopez ..   2000   $160,000     11,400
 Chairman, Chief        1999   $169,000       -
 Executive Officer      1998   $160,000       -
                        1997   $143,333       -

 Douglass T Simpson .   2000   $140,000     9,400
 President, Chief       1999   $149,000       -
 Operating Officer      1998   $140,000       -
                        1997   $123,333       -

 Ann L. Steinbarger .   2000   $100,000     10,400
 Vice President,        1999   $109,000       -
 Sales and Marketing    1998   $100,000       -
                        1997   $100,000       -



Long-Term Incentive Compensation

On October 27, 1999, the Board approved an incentive stock plan (the "1999 Incentive Stock Plan") which was subsequently approved by the stockholders of the Company on January 26, 2000. This plan is intended to encourage ownership of shares of the Company by employees, directors and consultants to promote the success of the business. No stock options were issued prior to the fiscal year ended June 30, 2000. During the fiscal year ended June 30, 2000, stock options for 85,400 shares of Common Stock were issued.

During the fiscal year ended June 30, 2000, the Company granted stock options to the Named Executive Officers as reflected in the summary compensation table shown above. At June 30, 2000, none of the options were exercisable.

On December 17, 1998, the Board approved a stock compensation plan (the "Stock Compensation Plan") effective January 1, 1999 pursuant to which executive officers and certain consultants may elect to receive a portion of their salary in Corgenix common stock. This plan is intended to further the growth and advance the best interests of Corgenix by supporting and increasing the Company's ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons in the development and success of the Company. The Plan provides for stock compensation through the award of the Company's Common Stock, as a bonus or, at the Participant's election, in lieu of cash compensation for services rendered. To date, all compensation has been in lieu of cash compensation for services rendered.

Employment and Consulting Agreements

Corgenix has entered into three-year employment agreements with the following officers at minimum annual salaries as noted opposite each of their names:

        o     Luis R. Lopez, M.D. - $160,000
        o     Douglass T. Simpson - $140,000
        o     Ann L Steinbarger -  $100,000
        o     Taryn G. Reynolds - $90,000
        o     Catherine A. Fink, Ph.D. - $80,000

Corgenix  has  also  executed  a  three-year   consulting
contract  with  Wm.  George  Fleming,  Ph.D.,  Corgenix's
Vice    President,     International    Operations,    in
consideration for a minimum annual fee of $60,000.

Each of the above agreements provides for severance payments equal to the salary due during the term of the agreement if the employment of the individual is terminated without cause (as defined in the respective agreements).

The current agreements expire May 22, 2001.

Compensation    Committee    Interlocks    and    Insider
Participation

The Compensation Committee of Corgenix is currently composed of the Outside Director. No interlocking relationship exists between any member of Corgenix's Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Section 16(a) Beneficial Ownership Reporting Compliance

Corgenix's directors and executive officers and persons who are beneficial owners of more than 10% of the common stock ("10% beneficial owners") are required to file reports of their holdings and transactions in common stock with the Commission and to furnish Corgenix with such reports. Based solely upon its review of the copies of such reports, we believe that all of our directors, executive officers and 10% beneficial owners had complied with all applicable
Section 16(a) filing requirements.

           DIRECTORS' AND OFFICERS' OWNERSHIP
                            OF CORGENIX MEDICAL STOCK

The following table shows how much Corgenix common stock each Named Executive Officer and director owned as of June 30, 2000. Other than Dr. Lopez, no other director or executive officer beneficially owned more than 5% of the common stock, and directors and executive officers as a group beneficially owned 17.0% of the common stock.
----------------------------------------------------------

                                    Shares Beneficially
                                           Owned
--------------------------------   -----------------------
--------------------------------   -----------------------

Name of Beneficial Owner            Number       Percent
--------------------------------   ----------    ---------
--------------------------------   ----------    ----------

Dr. Luis R. Lopez(1).........      2,161,762       12.4%
Corgenix Corporation
12061 Tejon Street
Westminster, Colorado 80234
-----------------------------------------------------------
-----------------------------------------------------------

Raul Diez Canseco............      1,123,221        6.5%
Corgenix Corporation
12061 Tejon Street
Westminster, Colorado 80234
-----------------------------------------------------------
-----------------------------------------------------------

Jana Hartinger Mazzini.......      1,095,788        6.3%
Corgenix Corporation
12061 Tejon Street
Westminster, Colorado 80234
-----------------------------------------------------------
-----------------------------------------------------------

Leland P. Snyder ............      1,023,997        5.9%
Corgenix Corporation
12061 Tejon Street
Westminster, Colorado 80234
-----------------------------------------------------------
-----------------------------------------------------------

Brian E. Johnson (1) ........       57,483          *

-----------------------------------------------------------
-----------------------------------------------------------

Douglass T. Simpson (1)......      276,196          1.6%

-----------------------------------------------------------
-----------------------------------------------------------

Ann L. Steinbarger(1)........       91,576          *

-----------------------------------------------------------
-----------------------------------------------------------

All current directors and          2,958,368       17.0%
current executive officers as
a group (7 persons) (1)(3)
-----------------------------------------------------------


* Less than 1% (1) Director or current officer.

                            COMMON STOCK PERFORMANCE

The common stock of Corgenix is reported on the NASD Stock Market's OTC Bulletin Board (R) under the symbol "COGX." The common stock began active trading in June 1998.

The following table sets forth the quarterly stock prices from trading through September 30, 2000. No dividends have been declared or paid on Corgenix's common stock during such period. The stock price performance shown below is not necessarily indicative of future price performance:

-----------------------------------------------------------
      Stock      Price              Stock Price Ranges
Dates
-----------------------------------------------------------

    06/23/98-6/30/98                 $1.00 - $1.50
    -----------------                -------------

    07/01/98-09/30/98                $0.53 - $1.62
    10/01/98-12/31/98                $0.19 - $0.70
    01/01/99-03/31/99                $0.38 - $0.59
    04/01/99-06/30/99                $0.18 - $0.41
    -----------------                ---------------
    07/01/99-09/30/99                $0.13 - $0.28
    10/01/99-12/31/99                $0.09 - $0.25
    01/01/00-03/31/00                $0.19 - $0.72
    04/01/00-06/30/00                $0.22 - $0.50
    -----------------                ---------------
    07/01/00-09/30/00                $0.16 - $0.31

                            CERTAIN RELATIONSHIPS AND
                              RELATED TRANSACTIONS

Transglobal Consulting Agreement

On June 30, 1998, Corgenix was party to a Consulting Agreement dated May 22, 1998 with TransGlobal Financial Corporation ("TGF"). The Consulting Agreement was entered into in connection with closing of the Merger. The President and controlling shareholder of TGF is Mike M. Mustafoglu, who also served as a director of Corgenix from May 22, 1998 to November 10, 1998. Under the terms of the Consulting Agreement, TGF was to provide advice, on an exclusive basis, to Corgenix regarding financial and business matters, including but not limited to assistance with fundraising to implement Corgenix's business plans, review and assessment of capitalization, merger and acquisition prospects, and other transactions. The Consulting Agreement was effective for a 3-year term ending May 22, 2001.

On October 7, 1999, Corgenix and TGF executed a settlement agreement (the "Settlement Agreement") which terminated the Consulting Agreement. Under the terms of the Settlement Agreement, Corgenix issued to Mr. Mustafoglu 272,727 shares of Common Stock, and executed a promissory note in the amount of $55,000, to be paid over one year.

On September 21, 1999, Alev T. Lewis, TGF's nominee to the Board, also resigned as a Director of the Company.


Snyder Consulting Agreement

On November 14, 2000, Corgenix entered into an agreement with Leland P. Snyder, whereby Mr. Snyder is to provide advise, consultation and other assistance in the recruitment of qualified individuals to serve as directors of the Company. The agreement expires May 14, 2001. Mr. Snyder currently owns more than 5% of the Company's common shares.

                         PROPOSAL 2

      APPROVAL OF THE AMENDMENT OF THE ARTICLES OF
      INCORPORATION OF THE COMPANY TO INCREASE THE
            AUTHORIZED SHARES OF COMMON STOCK


Introduction

In May 1998 at the time of the Merger, the shareholders authorized 20,000,000 shares of Common Stock that the Company can issue. We believed at that time, the number of shares of Common Stock would be sufficient to meet our immediate future needs. However, due in part to the ongoing growth of the business, on November 2, 2000, the Board of Directors authorized an amendment, subject to stockholder approval, to the Company's Articles of Incorporation; to increase the number of shares of Common Stock that the Company is authorized to issue from 20,000,000 to 40,000,000. The Board of Directors considers it both desirable and essential to have additional shares of Common Stock available for issuance from time-to-time.

If this proposal is approved, the first paragraph of Article FOURTH of the Articles of Incorporation will be amended to read as follows:

    "FOURTH. The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is Forty-Five Million (45,000,000) shares divided into two (2) classes, of which Forty Million (40,000,000) shares, par value $.001 per share, shall be designated Common Stock, and Five Million (5,000,000) shares, par value $.001 per share, shall be designated Preferred Stock."

The remainder of Article FOURTH of the Articles of Incorporation will remain unchanged.

The Board also advises stockholders that failure to approve the amendment could have a material adverse effect on the Company, its business and results of operations, in that it would limit the Company's access to equity capital.

Outstanding Shares; Shares Reserved for Future Issuance

As of the Record Date the Company had 17,441,174 shares of Common Stock outstanding, An additional 791,369 shares were reserved for future issuance under the 1999 Incentive Stock Plans, the Employee Stock Purchase Plan, the Stock Compensation Plan, and for additional warrants as summarized as follows:

Authorized Common Shares Reserved for Future Issuance
------------------------------------------------------
Shares underlying stock options granted under the 1999
Incentive Stock Plan: 85,400
Share reserved for future issuance under the 1999
      Incentive Stock Plan, the Employee Stock Purchase
      Plan, and the Stock Compensation Plan as of December 1, 2000: 676,622
Stock purchase warrants: 29,347

There are no shares of Preferred Stock issued and outstanding.

Reasons for Increasing the Number of Authorized Shares of Common Stock

The Board of Directors believes there are a number of important business reasons for increasing the number of shares of Common Stock.

The Board of Directors also believes that the authorized number of shares of Common Stock are not sufficient to enable the Company to negotiate new financing without special consideration for the lack of authorized shares available. For example, an equity based financing opportunity would have to provide for limitations based on the availability of sufficient shares of Common Stock. This factor places us at a distinct disadvantage in negotiating any future transactions by negatively impacting pricing and marketability of securities sold, and as a result this could increase the effective dilution to existing stockholders. The authorized number of shares of Common Stock currently available is not sufficient to enable us to respond to potential business opportunities and to pursue important objectives that may be anticipated. Accordingly, the Board of Directors believes that it is in the Company's best interests to increase the number of authorized shares of Common Stock.

We do not, as of the date of this Proxy Statement, have any agreements with respect to future financings or acquisitions that would require the issuance of shares of the Company's Common Stock. The Board of Directors believes the availability of authorized but unissued Common Stock can be of considerable value.

Consequences of Failure to Increase the Number of Authorized Shares of Common Stock

The Board of Directors believes that the Company could be at a disadvantage in negotiating the terms of any required fundings due to the lack of sufficient shares of Common Stock. The uncertainty regarding the availability of shares of Common Stock makes the prospects of future financings unlikely without additional authorized Common Stock.

Effect of Amendment on Existing Stockholders

The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of holders of existing shares.

Additional authorized but unissued shares may be issued at such time or times, to such person or persons and for such consideration as the Board of Directors determines to be in the best interests of the Company, without further authorization from the shareholders except as may be required by the rules of any stock exchange or national securities association trading system on which the Common Stock may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Depending on the circumstances, issuance of additional shares of Common Stock could result in substantial dilution of the existing stockholders' ownership interests in the Company. The Board of Directors does not intend to issue any shares of Common Stock except to meet its obligations and on terms which the Board deems to be in the best interests of the Company and its then existing stockholders. The stockholders do not have pre-emptive rights to purchase additional shares of Common Stock nor will they have any such rights as a result of this proposal.

The increase of authorized shares of Common Stock will not alter the par value of the Common Stock or the rights of stockholders.

Vote Required; Board Recommendation

The approval of the Amendment to the Articles of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock on the record date. THEREFORE, FAILURE TO VOTE HAS THE SAME EFFECT AS A NEGATIVE VOTE. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                                OTHER INFORMATION

Directors' and Officers' Indemnification

The Bylaws of Corgenix provide that Corgenix will indemnify its directors and executive officers and may indemnify its other officer, employees and agents to the fullest extent permitted by Nevada law. Corgenix is also empowered under its Bylaws to enter into indemnification agreements with its directors and officers and to purchase insurance on behalf of any person it is required or permitted to indemnify.

In addition, Corgenix's Articles of Incorporation, as amended, provides that, to the fullest extent permitted by Nevada law, Corgenix's directors will not be liable for monetary damages for breach of the director's fiduciary duty of care to Corgenix and its shareholders. This provision in the Articles of Incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as an injunction or other forms of non-monetary relief would remain available under Nevada law. Each director will continue to be subject to liability for:

o     breach  of  the  director's   duty  of  loyalty  to
      Corgenix,
o acts or omissions not in good faith or involving intentional misconduct,
o     knowing violations of law,
o any transaction from which the director derived an improper personal benefit,
o improper transactions between the director and Corgenix, and
o improper distributions to shareholders and loans to directors and officers.

This provision also does not affect a director's responsibilities under any other laws, such as the federal securities laws.

Litigation

There is no pending litigation or proceeding involving a director or officer of Corgenix as to which indemnification is being sought, nor is Corgenix aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.


                       INCORPORATION OF CERTAIN DOCUMENTS
                                  BY REFERENCE

The following documents filed or to be filed by Corgenix with the Securities and Exchange Commission (the "Commission") are hereby incorporated or deemed to be incorporated in this Proxy Statement by reference:

      (a) Corgenix's Annual Report on Form 10-KSB for fiscal year ended June 30, 2000, filed with the Commission on September 28, 2000.

      (b)  Corgenix's  Quarterly  Reports on Form 10-QSB for the quarters  ended
September 30, 1999, December 31, 1999, and March 31, 2000 filed with the Commission on November 5, 1999, February 9, 2000, and May 10, 2000 respectively.

      (c)  The   description  of  Corgenix's   common  stock  contained  in  its
Registration Statement on Form 10SB/A-2, filed with the Commission on November 3, 1998.

      (d) All other documents filed by Corgenix pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 subsequent to the date of this Proxy Statement shall be deemed to be incorporated in this Proxy Statement by reference and to a part hereof from the date of filing such documents.

      Any statement contained in a document incorporated, or deemed to be incorporated, by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

      Corgenix hereby undertakes to provide without charge to each person to whom a Proxy Statement is delivered, upon written or oral request of such person, a copy of any and all of the documents that have been incorporated by reference in this proxy statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into such documents). Such request may be directed to Corgenix Medical Corporation at 12061 Tejon Street, Westminster, Colorado 80234,
Attention: Douglass T. Simpson, President, telephone: (303) 457-4345.


                              SHAREHOLDER PROPOSALS

No shareholder proposals were received by Corgenix for inclusion in this year's proxy statement. If a shareholder wishes to present a proposal to be included in the proxy statement for the next Annual Meeting of Shareholders, the proposal must be submitted in writing and received by the Corporate Secretary of Corgenix at its corporate offices located at 12061 Tejon Street, Westminster, Colorado 80234, no later than September 1, 2001.


By Order of the Board of Directors,


S/ Douglass T. Simpson
Douglass T. Simpson,
President
Westminster, Colorado
December 11, 2000



                             YOUR VOTE IS IMPORTANT

                          PLEASE SIGN, DATE AND RETURN
                                 YOUR PROXY CARD
                            IN THE ENVELOPE PROVIDED
                               AS SOON AS POSSIBLE

                CORGENIX MEDICAL CORPORATION
                                      PROXY
 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      This undersigned hereby appoints Douglass T. Simpson, President, as proxy with the power to appoint his substitutes and hereby authorizes him to represent and vote, as designed below, all of the shares of stock of Corgenix Medical Corporation held by the undersigned as of December 1, 2000 at the Annual Meeting of Shareholders to be held January 16, 2001 or any adjournment thereof, with like effect as if the undersigned were personally present and voting upon the following matters.

1.    ELECTION  OF  DIRECTORS  to  serve  until  the  2001  Annual   Meeting  of
      Shareholders and until his successor has been duly elected and qualified.

      ____ FOR all nominees listed below

           Dr. Luis R. Lopez
           Douglass T. Simpson
           Brian E. Johnson

      ____ WITHHOLD AUTHORITY to vote for the nominees checked below

           __   Dr. Luis R. Lopez
           __   Douglass T. Simpson
           __   Brian E. Johnson

2. APPROVAL of the amendment to the Articles of Incorporation authorizing an increase in the number of authorized shares of common stock to 40,000,000.

           ___FOR         ___AGAINST      ___ABSTAIN

      THIS PROXY WHEN PROPERLY  EXECUTED WILL BE VOTED IN
THE   MANNER   DIRECTED   HEREIN   BY   THE   UNDERSIGNED
STOCKHOLDER.  IF NO  DIRECTION  IS MADE,  THIS PROXY WILL
BE VOTED FOR PROPOSALS

      THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.

      The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement furnished herewith.

                               Date: ________________



Indicate  the  number  of       ______________________________
shares  you  are                Name of Stockholder (Print your name)
entitled to vote:


_____________                   ______________________________
Common Stock                    Signature(s) of Stockholder(s)

                                Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

      PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THIS GIVING OF A PROXY WILL NOT EFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING OR SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ABOVE.